EXHIBIT 10.16

DIVERSIFIED INVESTMENT ADVISORS, INC.

NONQUALIFIED DEFERRED COMPENSATION

ADOPTION AGREEMENT FOR

FairPoint Communications, Inc.

This Adoption Agreement is to be used in conjunction with the

Diversified Investment Advisors, Inc.

Nonqualified Deferred Compensation Plan Document

This Adoption Agreement is an important legal document.  You should consult with your attorney on whether or not it accommodates your particular situation, and on its tax and legal implications.  Diversified Investment Advisors, Inc. does not and cannot provide legal or tax advice.  The Plan Document and Adoption Agreement are intended purely as specimen documents for use by you and your attorney.  Diversified can give no assurances that any Employer’s Nonqualified Deferred Compensation arrangements will meet all applicable Internal Revenue Service (“IRS”) and Department of Labor (“DOL”) requirements.

Introduction

In completing this Adoption Agreement, as in connection with other matters related to this Plan, it is strongly recommended that you consult with your attorney or other tax advisor.  This is especially true because if the Plan is not operated in accordance with the terms of the Plan and the options elected in this Adoption Agreement, additional taxes, penalties, and interest under section 409A of the Internal Revenue Code (the “Code”) may result.

Diversified Investment Advisors does not and cannot provide legal or tax advice.  The Adoption Agreement and the related Plan document (the “Plan”) are not prototypes and have not been reviewed by the IRS.  They are intended purely as sample documents for use by your attorney in preparing your nonqualified deferred compensation plan.

The Plan is a broad document which allows a participating Employer a number of choices and options.  Any capitalized terms used in this document have the meaning as set forth in the Plan Document, unless otherwise indicated.  These choices and options are illustrated in this Adoption Agreement; areas of the Plan which allow no options are not included in the Adoption Agreement.  This does not necessarily mean that other alternatives are not legally permissible, although Diversified may not be able to administer such other alternatives.  This Adoption Agreement states the provisions specific to your particular Plan.

Part I — General Information

1.	Sponsoring Employer (Article 2.22 of the Plan).

	(a)	Name of Employer:	FairPoint Communications, Inc.

	(b)	Address of Employer:	521 E. Morehead Street, Suite 500

Charlotte, NC 28202

	(c)	Federal Tax ID Number of

		Employer:	13-3725229

	(d)	Contact Phone Number:	(704) 344-8150

	(e)	Publicly Traded Company (check one):

		☐	(i) No.

		☒ (ii) Yes.	(Note: For Key Employees, distributions may not be made before the date which is six months after Separation from Service (or if earlier, after the date of death).)

	(f)	If Publicly Traded Company, enter Key Employee identification date (complete, if applicable):

		☒	(i) Prior calendar year for upcoming April 1 through March 31 (default).

		☐	(ii) Other

Note: If the Employer is a tax-exempt organization, additional requirements may apply under Internal Revenue Code section 457. This Plan is not intended to comply with the requirements of Code section 457. Please consult with your legal or tax advisor.

	2.	Plan Administrator (if not Employer) (Article 9.1 of the Plan).

	(a)	Name of Plan Administrator:

	(b)	Address of Plan Administrator:

	(c)	Contact Phone Number:

Part II — Plan Data

3.	Name of Plan(s). (Articles 2.2, 2.38, and 2.41 of the Plan).

	(a)	The name of this Plan is (provide name):

FairPoint Communications, Inc. Non-Qualified Savings Plan

(b)

The name of the predecessor nonqualified deferred compensation plan of the Employer that was in existence as of October 3, 2004 (provide name, if there was a predecessor nonqualified deferred compensation plan and this is a new Code section 409A plan):

(“Prior Plan”)

4.	New Plan or Amendment, Restatement, and Continuation of a Prior Plan. This Plan is (check one):

	☐	(a) A new plan.

	☐	(b)

An amendment, restatement, and continuation of a plan in existence as of October 3, 2004 and applies only to deferred compensation for the 2005 and later Plan Year contributions. (No material modifications of pre-2005 deferred compensation.)*

	☒	(c)

An amendment, restatement, and continuation of a plan in existence as of October 3, 2004 and applies to pre-2005 and 2005 and later Plan Year contributions. (Material modifications of pre-2005 deferred compensation.)

*Caution:

If this is an amendment, restatement, and continuation of an existing plan, the Employer is responsible for ensuring that the amendment and restatement does not result in a “material modification” as defined under Code section 409A and Internal Revenue Service guidance issued there under.

5.	Effective Date (Article 2.17 of the Plan).
(check one and provide information required by section (a) or (b), as applicable):

	☐	(a) For new plans:

The Effective Date of the Plan is (provide date) .

	☒	(b) For the amendment, restatement, and continuation of a Prior Plan:

The initial effective date of the Plan was (provide date) July 1, 1999.

The Effective Date of this amendment and restatement of the Plan is January 1, 2005 (provide date).

6.	Plan Year (Article 2.40 of the Plan).

The Plan Year is (a twelve month period — e.g., January 1— December 31) January 1 — December 31.

If Plan has a short Plan Year, the short Plan Year is .

7.	Plan Covers:

This Plan shall cover the following (check one):

	☒	(a)	Employees.

	☐	(b)	Directors.*

	☐	(c)	Other* .

*Note: when checked, references to the terms “Employer” and “Eligible Employee” are substituted for the terms “Company” and “Eligible ☐ Director ☐ Other           ”, in the Adoption Agreement and Plan, respectively.

8.	Type of Plan.

This Plan shall be (check one):

	☐	(a)

An Evergreen Plan under which the Employer establishes and maintains a Participant’s Account, which may have sub-accounts depending on the Employer’s election, on behalf of each Eligible Employee which include, if applicable, but are not limited to a (1) Salary Reduction Contribution Account, (2) Performance-Based Compensation Account, (3) Matching Contribution Account, and (4) Nonelective Employer Contribution Account to which (1) Salary Reduction Contributions, (2) Performance-Based Compensation, (3) Matching Contributions and (4) Nonelective Employer Contributions shall be credited.

	☒	(b)

A Calendar Year Plan under which the Employer establishes and maintains a Participant’s Account on behalf of each Eligible Employee’s Annual Sub-Account(s) which include, if applicable, but are not limited to a (1) Salary Reduction Contribution Account, (2) Performance-Based Compensation Account, (3) Matching Contribution Account, and (4) Nonelective Employer Contribution Account to which (1) Salary Reduction Contributions, (2) Performance-Based Compensation, (3) Matching Contributions and (4) Nonelective Employer Contributions shall be credited to each respective Annual Sub-Account.

Distribution Election Method (check one if 8(b) above is selected):

			☐	(i)	Annual Election - A Participant must make a new Distribution Election each Taxable Year.

			☒	(ii)	Carry Forward Election - A Participant’s Distribution Election will remain in place from year to year until such time as the Participant modifies or cancels the Distribution Election.

Part III — Compensation

9.	Compensation (Articles 2.11 and 2.35 of the Plan).

	(a)	Compensation shall exclude the item(s) listed below for purposes of determining (complete, if applicable):

		(i)	Salary Reduction Contributions:

			☐	(1)	No exclusions.

			☐	(2)	Bonus (e.g., Non-Performance Based Compensation).

			☐	(3)	Compensation ☐ in excess of ☐ at or below Code section 401(a)(17) Compensation.

			☐	(4)	Commissions.

			☐	(5)	Overtime Pay.

			☐	(6)	Performance-Based Compensation (see Section 10.(d) for separate election).

			☒	(7)	Severance Pay.

			☒	(8)	Other Taxable expense reimbursements, non-cash imputed taxable income and income from the exercise of stock options or the award or vesting of restricted stock.

		(ii)	Nonelective Contributions:

			☐	(1)	No exclusions.

			☐	(2)	Bonus.

			☐	(3)	Compensation ☐ in excess of ☐ at or below Code section 401(a)(17) Compensation.

			☐	(4)	Commissions.

			☐	(5)	Overtime Pay.

			☐	(6)	Performance-Based Compensation.

			☒	(7)	Severance Pay.

			☒	(8)	Other Taxable expense reimbursements, non-cash imputed taxable income and income from the exercise of stock options or the award or vesting of restricted stock.

Part IV — Elections to Defer Compensation

10.	Salary Reduction Contributions (Article 4.1 of the Plan).

	(a)

Compensation below includes Performance-Based Compensation unless excluded in Compensation or a separate deferral election is permitted in (d) below.  A Participant may enter into a Deferral Agreement to make the following (complete, if applicable):

		☒	(i)	A Salary Reduction Contribution in one (1) percent increments from a minimum of 0% up to a maximum of 50% of Compensation.

		☐	(ii)	Once a Participant reaches the deferral limit under the 401(k) Plan, a Salary Reduction Contribution in one (1) percent increments from a minimum of % up to a maximum of % Compensation.

		☐	(iii)	A Salary Reduction Contribution up to a maximum deferral of (check one, if applicable):

			☐	(1)	Calendar Year Code section 402(g) limit.

			☐	(2)	402(g) limit less 401(k) deferrals made to the 401(k) Plan.

			☐	(3)	$ .

	(b)	A Participant may enter into a separate Deferral Agreement to make a bonus election (complete, if applicable):

	☐	(i) Not applicable.

	☒

(ii) The bonuses paid by the Employer are included in the definition of Compensation and the Employer permits a Participant to enter into a separate Deferral Agreement to make a Salary Reduction Contribution in one (1) percent increments from a minimum of 0% up to a maximum of 100% of bonuses.

(c)

An Employer may allow a Participant’s Deferral Agreement to remain in place from year to year, so long as the Deferral Agreement becomes irrevocable by the end of the Election Period preceding the Taxable Year in which Compensation subject to the Deferral Agreement is earned.  The Employer will define each year the designated Election Period.  As specified below, a Deferral Agreement will be made (check one, if 10(a) above is applicable):

	☐	(i) Each Plan Year (annual deferral election).

	☒

(ii) As of the last day of the Election Period preceding the Plan Year in which Compensation subject to the Deferral Agreement is earned, until such time as the Participant modifies or terminates the automatic Deferral Agreement by notifying the Plan Administrator (carry forward deferral election).

(d)	Performance-Based Compensation Contributions (Article 4.3 of the Plan).

	(i)	Performance-Based Compensation may be deferred under the Plan in a separate Performance-Based Compensation Deferral Election (complete, if applicable):

		☒	(1)	Not applicable.

		☐	(2)	In one (1) percent increments from a minimum of % up to a maximum of %.

	(ii)	A Participant must enter into a Deferral Agreement with respect to Performance-Based Compensation Contributions (check one, if 10(d)(i)(2) above is applicable):

		☐	(1)	During the same Election Period that is applicable for Salary Reduction Contributions.

		☐	(2)	By the earlier of the end of the Election Period that is applicable for Performance-Based Compensations and the date that is at least six months before the end of the performance period.

	(iii)

An Employer may allow a Participant’s Deferral Agreement to remain in place from year to year, so long as the Deferral Agreement becomes irrevocable by the end of the Election Period preceding the Taxable Year in which Compensation subject to the Deferral Agreement is earned.  The Employer will define each year the designated Election Period.  As specified below, a Deferral Agreement will be made (check one, if 10(d)(i) above is applicable):

		☐	(1)	Each Taxable Year (annual deferral election).

			☐	(2)

As of the last day of the Election Period preceding the Taxable Year in which Compensation subject to the Deferral Agreement is earned, until such time as the Participant modifies or terminates the automatic Deferral Agreement by notifying the Plan Administrator (carry forward deferral election).

11.	Employer Contributions (Article 4.2 of the Plan).

	An Employer may elect to make the following types of Employer Contributions (complete, if applicable):

	☒	(a)	Matching Contributions

		☐	(i)	No Matching Contributions.

			(ii)	Matching Contributions will be made on:

				☒	(1)	Salary Reduction Contributions.

				☒	(2)	Bonuses (if separate election).

				☐	(3)	Performance-Based Compensation Contribution.

				☐	(4)	Any or all of the above as determined by Board Resolution each Plan Year.

			(iii)	Matching Contributions may be made in the following percentage (complete if 11(a)(ii) above, is applicable):

				☐	(1)	Discretionary Match as determined by Board Resolution each Plan Year.

				☐	(2)	Percentage Match: % of first % of a Participant’s Deferral Compensation (as selected in 11(a)(ii)) for the Plan Year.

				☐	(3)	The same percentage as the Employer makes as a matching contribution under the 401(k) Plan.

				☒	(4)

Other:  Offset by match in 401(k) Plan, 100% of first 3% of a Participant’s Deferral Compensation and 50% of second  3% of a Participant’s Deferral Compensation (as selected in 11(a)(ii)) for the Plan Year.

	☒	(b)	Nonelective Employer Contributions

		☐	(i)	No Nonelective Employer Contributions.

		☒	(ii)	Nonelective Employer Contributions may be in an amount equal to a (complete, if applicable):

☐ (1) Fixed Percentage: % of a Participant’s Compensation.

☐ (2) Flat Dollar Amount: $ .

☒ (3) Discretionary Amount as determined by Board Resolution each Plan Year.

☐ (4) Other: .

12.	Transition Relief under Section 409A

	(a)	Right to Terminate Participation or Cancel a Deferral Election During Calendar Year 2005 (Articles 4.5 and 4.6 of the Plan).

During calendar year 2005, (complete, if applicable):

		☐	(i)	Participants are allowed to make a new calendar year 2005 deferral election by March 15, 2005.

		☐	(ii)	Participants are allowed to cancel or revoke a calendar year 2005 deferral election.

		☐	(iii)	Participants are allowed to terminate participation and distribute the calendar year 2005 amounts by December 31, 2005.

	(b)	Right to Change the Time and/or Form of Distribution Elections During Calendar Years 2006, 2007 and 2008 (Articles 4.1, 4.2, 4.3 and 4.4 of the Plan).

For the calendar years selected below, Distribution Elections affecting the Participant’s then existing account balance shall not be treated under Section 4.4(a) as a change in the time and/or form of distribution or an acceleration of a payment with respect to such account balance (complete, if applicable):

		☒	(i)	Calendar year 2006. Participants are allowed to make a new distribution election during calendar year 2006.

		☒	(ii)	Calendar year 2007. Participants are allowed to make a new distribution election during calendar year 2007.

		☒	(iii)	Calendar year 2008. Participants are allowed to make a new distribution election during calendar year 2008.

Part V — Forms and Timing of Distributions — Upon Separation from Service

13.	Retirement Age (Article 2.42 of the Plan).

The Retirement Age under the Plan shall be (check one):

	☒	(a)	Age 65.

	☐	(b)	Age .

14.	Required Distribution Age (complete if applicable):

.

15.	Distribution Elections upon Separation from Service (Article 5.3 of the Plan) (check one):

	☐	(a)	Not permitted. Single sum only at Separation from Service.

	☒	(b)	Single distribution election per Participant Account (no separate distribution elections for sub-accounts, e.g., contribution sources):

	☐	(c)

Multiple distribution elections per Participant (separate distribution elections permitted for sub-accounts, e.g., contribution sources).  Check boxes for which there is a separate distribution election permitted:

				☐	(i) Salary Reduction Contributions.*

				☐	(ii) Performance-Based Compensation.

				☐	(iii) Nonelective Employer Contributions.

*Includes all Matching Contributions

16.	Forms of Distribution upon Separation from Service

(a)

A Participant may elect to have his or her Participant’s Account balance distributed in the following form(s).  If no election is made, a single sum payment is the default election  (check options to be available if 15(b) or (c) above is selected):

		☒	(i)	A single sum payment.

		☒	(ii)	Installment payments over (check all that apply):

				☐	(1)	3 years.

				☐	(2)	5 years.

				☐	(3)	7 years.

				☐	(4)	10 years.

☒ (5) A maximum of 10 years with $5,000 a year minimum.

(6) Other: .

		☒	(iii) A partial single sum payment and installment payments not to exceed the installment payment options listed above. (Must complete (ii)).

		☒	(iv) Installment payments over the life expectancy of the Participant.

(b)

If a Participant elects any installment payment option above, the Participant must designate that such payments will be made in accordance with the options selected below (select option(s) to be available.  Annual is default option if no option selected.):

		☒	(i) Monthly.

		☐	(ii) Quarterly.

		☐	(iii) Semi-annually.

		☒	(iv) Annually.

17.	Timing of Distributions (check one):

	☐	(a)	At termination.
	☒	(b)	six months following Separation from Service.
	☐	(c)	year(s) following termination.
	☐	(d)	Variable year(s) following termination (the Participant will be permitted to select one of years below):
year(s).
year.
year.
year.

18.	Processing Schedule for Distributions upon Separation from Service (Articles 5.1A(b) and 5.1B(b) of the Plan).

Distributions shall be made after a distributable event set forth under Articles 5.3 through 5.7 of the Plan occurs, as follows (check one):

	☒	(a)	Immediately following such distributable event.

	☐	(b)	January 1st immediately following such distributable event.

	☐	(c)	1st month of the calendar quarter immediately following such distributable event.

	☐	(d)	As of the 1st month listed below immediately following such distributable event (can be up to four months):

	☐	(e)	1st or 7th month of the calendar year immediately following such distributable event (whichever is earlier).

Note: Distribution is to be paid as soon as administratively feasible following one of the above.

19.	Single Sum Distributions upon Separation from Service (Articles 5.1A(c) and 5.1B(c) of the Plan).

At the time a distributable event set forth under Article 5.3 of the Plan occurs, if a Participant’s Account balance is less than an amount specified below and a Participant has not already attained the minimum Age specified below, such Account balance shall be distributed to the Participant in a single sum in accordance with the Timing of Distributions and Processing Schedule stated above (complete if applicable):

	(a)	Minimum Age (check one):

		☒	(i)	No minimum Age.

		☐	(ii)	Minimum Age .

	(b)	Minimum Account Balance (check one):

		☐	(i)	No minimum account balance.

		☐	(ii)	$10,000.

		☒	(iii)	$50,000 (must be greater than $10,000 but not to exceed $100,000).

20.	Change in the Form, Timing or Processing Schedule of Distribution upon Separation from Service (Article 4.4(b) of the Plan) (check one):

	☐	(a)	Not permitted.

	☒	(b)	Permitted.

			(i)	A Participant may elect to change his or her form, timing or processing schedule under the Plan (check one):

☐ (1) Permitted only during an Election Period.

☒ (2) Permitted at any time consistent with Code section 409A.

(ii) Maximum number of times a Participant may elect to change either the form or timing of distribution (check one, if applicable):

☒ (1) No limit.

☐ (2) Number of changes:

Part VI — Forms and Timing of Distributions as of a Specified Time

21.	Form of Distribution as of a Specified Time (Article 5.2 of the Plan). Applies to all contribution sources (select options to be available):

	☒	(a)	Not permitted.

	☐	(b)	Lump sum distribution.

	☐	(c)	Partial distribution up to 100% (must be in whole percentages).

	☐	(d)	Partial distribution in dollar amounts.

	☐	(e)	Equal installment payments of entire account. Installment provisions are the same as the Forms of Distribution upon Separation from Service.

22.	Processing Schedule for Distributions as of a Specified Time (Article 5.2(a) of the Plan).

A Participant may designate to receive a distribution as of (select options to be available):

	☐	(a)	January 1 of the year of payout.

	☐	(b)	Any month during the calendar year.

	☐	(c)	Any quarter during the calendar year.

	☐	(d)	The 1st or 7th month of the calendar year.

23.	Distribution as of Specified Time Waiting Period. (Article 5.2(c) of the Plan) (check one, if applicable):

	☐	(a)	No sooner than the January 1st of the year following year of deferral.

	☐	(b)	No sooner than the January 1st that is years following the year of deferral (must be two or more years).

24.	Change in Form, Timing or Processing Schedule of Distributions as of a Specified Time (Article 4.4(b) of the Plan) (check one, if applicable):

	☐	(a)	Not permitted.

	☐	(b)	Permitted.

(i) A Participant may elect to change his or her Form of Distribution to another Form of Distribution under the Plan (check one):

☐ (1) Permitted only during an Election Period.
☐ (2) Permitted at any time consistent with Code section 409A.

(ii) Maximum number of times a Participant may elect to change either the Form or Timing of distribution (check one, if applicable):

☐ (1) No limit.
☐ (2) Number of changes: .

Part VII - Forms and Timing of Distributions Upon Other Events

25.	Accelerated Payment Exceptions (Article 5.12 of the Plan)

In accordance with the terms of the plan, an accelerated payment may be made on behalf of an active or terminated participant may be paid under certain circumstance.  Such circumstances are to comply with a domestic relations order, conflicts of interest,  cashout if the annual amount does not exceed the IRS Code Section 402(g) limit, tax withholding, plan termination and liquidation,  cancellation of deferral elections due to disability, unforeseeable emergency or hardship,  409A violation or certain offsets to cover a debt owed to the company not to exceed $5,000 per calendar year. (check one; if not checked, the first box below is the default election):

	☒	(a)	The plan will provide for the accelerated payment exception.
	☐	(b)	The plan will not provide for the accelerated payment exception.

26.	Determination and Distribution upon Disability (Articles 2.15 and 5.4 of the Plan).

If a Participant becomes Disabled while employed with the Employer, the unpaid portion of his or her Participant’s Account balance, if any, shall be distributed in a single sum.

A Participant shall be deemed Disabled (check one; if not checked, the first box below is the default definition):

	☒	(a)	In accordance with a disability insurance program sponsored by the Employer, provided the definition set forth in the program satisfies the requirements of Article 2.15(a) of the Plan.

	☐	(b)	By the Social Security Administration.

☐ (c) In the Plan Administrator’s sole discretion, subject to the requirements of Article 2.15(a) of the Plan.

27.	Distributions upon Death (Article 5.5 of the Plan).

If a Participant dies while employed with the Employer, the unpaid portion of his or her Participant’s Account balance, if any, shall be distributed in a single sum.

28.	Withdrawals for an Unforeseeable Emergency (Articles 2.50 and 5.6 of the Plan) (check one):

☐ (a) Not permitted.

☒ (b) Permitted.

29.	Termination of Deferral Agreement upon Withdrawals for an Unforeseeable Emergency (Article 5.6(b) of the Plan)

A Participant’s Deferral Agreement shall terminate as soon as practicable following a withdrawal for an Unforeseeable Emergency or if applicable below, a hardship withdrawal from the 401(k) Plan or other plan of the Employer.  A Participant will again be able to elect to defer into the Plan as of the first Election Period immediately following the end of the suspension period.

Check (a) below if 401(k) Plan or other plan of the Employer has a suspension provision for hardship withdrawals:

☒ (a)

If a Participant’s Deferral Agreement is required to be terminated in order for the Participant to receive a hardship distribution under the 401(k) Plan or other plan of the Employer, a Participant’s Deferral Agreement will terminate as soon as practicable following a withdrawal for a hardship distribution under the 401(k) Plan or other plan of the Employer.

☐ (b) No suspension provision for hardship withdrawals.

30.	Distribution upon a Change in Control Event (Article 5.7 of the Plan).

Upon a Change in Control Event, the unpaid portion of a Participant’s Account balance, if any, shall be distributed as follows (check one; if not checked, the first box is the default option):

☒ (a) A single sum as soon as administratively possible following a Change in Control Event that occurs on or after January 1, 2009.

☐ (b) No distribution upon a Change in Control Event.

31.	Intervening Distributable Events (Article 5.8 of the Plan).

If a Participant is currently receiving a distribution in installments upon Separation from Service, then in lieu of the foregoing distribution form(s), the remainder of the Participant’s Account balance will be distributed in a single sum upon the occurrence of (select options to be available, if applicable):

	☒	(a)	Disability.

	☒	(b)	Death.

	☒	(c)	Unforeseeable Emergency. (An amount may not exceed the amount necessary to satisfy such Emergency and the balance of installments will be recalculated.)

	☒	(d)	Change in Control.

32.	Transfer to 401(k) Plan (“Tandem Plan”) (check one; if not checked, the first box is the default option):

	☒	(a)	Not applicable. No transfer to 401(k) plan.

	☐	(b)

Transfer to 401(k) Plan - As of the end of each calendar year (and not later than January 31 of the next following calendar year), the Employer shall determine the maximum amount that may be contributed to the 401(k) Plan on behalf of each Participant as a salary deferral contribution with respect to the corresponding plan year of the 401(k) Plan.  The Employer’s determination of the maximum amount that may be contributed to the 401(k) Plan on behalf of each Participant shall be conclusive.  Unless the Participant has elected to have such amount contributed to the 401(k) Plan as a salary deferral contribution, the amount (exclusive of any earnings credited under this Plan) so determined with respect to the Participant (but not in excess of the Participant’s Deferred Compensation for that calendar year) shall be paid in a single sum to the Participant as soon as is practicable after such computation is made.  If such payment is paid to a Participant after December 31 of the year in which the Deferred Compensation is earned, it shall nonetheless be treated by the Employer and reported on the Participant’s Form W-2 as wages paid in the year the Deferred Compensation was earned.

Each Participant may elect to have the amount otherwise payable to the Participant contributed to the 401(k) Plan as a salary deferral contribution. Such election must be made not later than December 31 of the calendar year preceding the calendar year for which the Deferred Compensation election is made, and such election may not be revoked after that date.  If such election is made, the Employer shall contribute such amount (exclusive of any earnings credited under this Plan) to the 401(k) Plan as soon as is practicable after the end of the plan year that corresponds with the calendar year for which the election was made.  The Employer shall also contribute to the 401(k) Plan any matching contributions that are due from the Employee for such plan year.  The Participant’s Account shall be debited by the amount of such contributions. Notwithstanding any otherwise conflicting provision in this Plan, a Participant’s election with respect to a calendar year shall not be given effect, and the Employer shall not make a contribution to the 401(k) Plan on behalf of such Participant for such calendar year, unless such Participant is in the employ of the Employer on the last day of such calendar year.

Part VIII — Vesting

33.	Salary Reduction Contributions (Article 8.1 of the Plan).

	Salary Reduction Contributions and Performance-Based Compensation shall be 100 percent vested immediately.

34.	Matching Contributions (Article 8.1 of the Plan).

	A Participant shall be 100% vested upon Death, Disability, Retirement Age or Plan Termination. Matching Contributions shall vest in accordance with the following schedule:

	☐	(a)	Not applicable. No Matching Contributions.

	☐	(b)	100 percent vesting immediately.

	☐	(c)	3 year cliff:
			Percentage	Years of Service
			0 percent	0-2
			100 percent	3

	☐	(d)	5 year cliff:
			Percentage	Years of Service
			0 percent	0-4
			100 percent	5

	☐	(e)	6 year graded:
			Percentage	Years of Service
			0 percent	0-1
			20 percent	2
			40 percent	3
			60 percent	4
			80 percent	5
			100 percent	6

	☐	(f)	7 year graded:
			Percentage	Years of Service
			0 percent	0-2
			20 percent	3
			40 percent	4

			60 percent	5
			80 percent	6
			100 percent	7

	☒	(g)	Other 5 year graded
			Percentage	Years of Service
			0 percent	0
			20 percent	1
			40 percent	2
			60 percent	3
			80 percent	4
			100 percent	5

35.	Nonelective Employer Contributions (Article 8.1 of the Plan).

A Participant shall be 100% vested upon Death, Disability, Retirement Age or Plan Termination.  Nonelective Employer Contributions shall vest in accordance with the following schedule (default to Matching Contribution Vesting Schedule if nothing checked):

	☐	(a)	Not applicable. No Nonelective Employer Contributions.

	☐	(b)	100 percent vesting immediately.

	☐	(c)	3 year cliff:
			Percentage	Years of Service
			0 percent	0-2
			100 percent	3

	☐	(d)	5 year cliff:
			Percentage	Years of Service
			0 percent	0-4
			100 percent	5

	☐	(e)	6 year graded:
			Percentage	Years of Service
			0 percent	0-1
			20 percent	2
			40 percent	3
			60 percent	4
			80 percent	5
			100 percent	6

	☐	(f)	7 year graded:
			Percentage	Years of Service
			0 percent	0-2
			20 percent	3
			40 percent	4
			60 percent	5

			80 percent	6
			100 percent	7

	☒	(g)	Other 5 year graded:
			Percentage	Years of Service
			0 percent	0
			20 percent	1
			40 percent	2
			60 percent	3
			80 percent	4
			100 percent	5

Part IX — Miscellaneous

36.	Year of Service is defined as follows:

	☐	(a)	Not applicable. All contributions are 100% vested.

	☐	(b)	Not applicable. No Employer contributions.

	☒	(c)	Year of Service as defined in 401(k) Plan of the Employer.

	☐	(d)	Other .

37.	Plan Investments (Article 6 of the Plan) (check one; if not checked, the first box is the default option):

	☒	(a)	Participants will be permitted to request the investment of the deferred amounts from a menu of investment alternatives made available by the Employer.

	☐	(b)	Participants will not be permitted to request the investment of the deferred amounts from a menu of investment alternatives made available by the Employer.

	☐	(c)	Participants will be permitted to make a phantom investment election of the deferred amounts from a menu of investment alternatives made available by the Employer.

	☐	(c)	Notional Investment Rate but Plan assets are not specifically set aside from Employer’s general assets.

38.	Addendum Items:

	Code Section 409A Transition Relief Payment Elections

No later than December 31, 2008, a Participant may elect on a form provided by the Plan Administrator to make a new time and form of distribution election with respect to any amounts that would not otherwise be payable under the Plan to the Participant in 2008; provided no such new election may cause an amount to be paid under the Plan to the Participant in 2008 that would not otherwise be payable in 2008.

This Addendum is intended to comply with the transition relief provisions of Section 3.02 of Internal Revenue Service Notice 2007-86 (2007-46 IRB Nov. 13, 2007) and any subsequent applicable notice or guidance under Section 409A of the Code and shall be interpreted in a manner consistent with such intent.

39.                                 State Law (Article 10.7 of the Plan).

This Plan shall be construed under the laws of the State of  North Carolina.

Execution

By executing this Adoption Agreement, the undersigned sponsoring Employer hereby adopts the Plan.  The selections and specifications contained in this Adoption Agreement and the terms, provisions and conditions provided in the Diversified Investment Advisors, Inc. Specimen Nonqualified Deferred Compensation Plan Document constitute the Plan.  No other plan document may be used with this Adoption Agreement.

The sponsoring Employer further understands and acknowledges that:

•                  Diversified Investment Advisors, Inc. is not a Party to the Plan and shall not be responsible for any tax or legal aspects of their Plan.  The sponsoring Employer assumes responsibility for these matters.

•                  The sponsoring Employer has counseled, to the extent necessary, with its own selected legal and tax advisors.

•                  The obligations of Diversified Investment Advisors, Inc. shall be governed solely by the provisions of Diversified’s contracts and policies; there is no requirement that Diversified Investment Advisors, Inc. look into any action taken by the Plan Administrator or the Employer, and Diversified Investment Advisors, Inc. and its affiliates shall be fully protected in taking, permitting or omitting any action on the basis of the actions of the Plan Administrator or Employer.

•                  Diversified Investment Advisors, Inc. shall incur no liability for carrying out actions as directed by the Employer or Plan Administrator.

•                  Diversified Investment Advisors, Inc. shall be under no obligation to update this Adoption Agreement or the Diversified Investment Advisors, Inc. Nonqualified Deferred Compensation Plan Document for any subsequent changes in applicable law.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Adoption Agreement to be executed by a duly authorized representative this 31st day of December, 2008.

Attest:	/s/ Gary C. Garvey
FairPoint Communications, Inc.

By:	Gary C. Garvey

Title:	Senior Vice President, Human Resources